C-1	Warrant to Purchase **4,891,000** Shares of Common Stock

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:30 P.M. New York City time on September 19, 2011

SERIES C COMMON STOCK PURCHASE WARRANT

OF

SCIENCE DYNAMICS CORPORATION

This is to certify that, FOR VALUE RECEIVED, Dragonfly Capital Partners, LLC or registered assigns (“Holder”), is entitled to purchase, on the terms and subject to the provisions of this Warrant, from Science Dynamics Corporation, a Delaware corporation (the “Company”), four million eight hundred ninety one thousand (4,891,000) shares of the common stock, par value $.01 per share (“Common Stock”), of the Company at an exercise price per share (the “Exercise Price”) of five cents ($.05), during the period (the “Exercise Period”) commencing on the Availability Date, as hereinafter defined, and ending at 5:30 P.M. New York City time, on September 19, 2011; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day on which such banks are not authorized to be closed.

(a)  EXERCISE OF WARRANT.

(1) This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. Payment of the Exercise Price shall be made by wire transfer or check (subject to collection) in the amount of the Exercise Price payable to the order of the Company. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that if payment of the Exercise Price is made by check, the Company shall not issue the Common Stock until the Company has been advised by its bank that the check has cleared. The shares of Common Stock issued or issuable upon exercise of this Warrant are referred to as the “Warrant Shares.”

(2) As used in this Warrant, the term “Availability Date” shall mean shall mean the date on which a certificate of amendment to or restatement of the Company’s certificate of incorporation is filed with the Secretary of State of the State of Delaware provided that such certificate of amendment effects a one-for-ten reverse split.

(b)  RESERVATION OF SHARES. The Company hereby agrees that at all times from and after the Availability Date, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant and that it shall not, without the prior approval of the holders of a majority of the Warrants then outstanding, increase the par value of the Common Stock in a manner such that the exercise price is less than the par value.

(c)  FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. If the fraction is less than one-half (½), the fraction shall be dropped, and if the fraction is one-half (½) or more, the number of shares of Common Stock to be issued shall be rounded to the next higher integral number of shares.

(d)  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (k) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e)  RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Warrant.

(f)  ANTI-DILUTION PROVISIONS. If the Company shall, subsequent to September 19, 2006, (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision and the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant shall be proportionately adjusted to reflect such transaction. Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to this Section (f), the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted. In no event shall the Exercise Price per share be less than the par value per share, and, if any adjustment made pursuant to this Section (f) shall in an exercise price of less than the par value per share, then, in such event, the Exercise Price per share shall be the par value per share. Such adjustment shall be made successively whenever any event listed in this Section (f) shall occur.

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(g)  OFFICER’S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, mail, by first class mail, a copy of such certificate to the Holder at the Holder’s address set forth in the Company’s Warrant Register.

(h)  NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least ten days prior to the date specified in the following clauses (i) and (ii), as the case may be, of this Section (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(i)  RECLASSIFICATION, REORGANIZATION OR MERGER.

(1)  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i)(1) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

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(2)  Notwithstanding the provisions of Section (i)(1) of this Warrant, in the event of a Specified Merger, as hereinafter defined, this Warrant, if not exercised prior to the effective time of the Specified Merger, shall, at the effective time of the Specified Merger, without any action on the part of the holder, become and be converted into the right to receive cash or securities equal to the amount determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the amount by which (x) the consideration payable with respect to one share of Common Stock in the Specified Merger exceeds (y) the Exercise Price. A Specified Merger shall mean the merger or consolidation of the Company into another corporation or entity or the sale by the Company of all or substantially all of its business and assets in a transaction in which the net proceeds or other consideration from such sale are distributed to the Company’s stockholders in liquidation of their shares of Common Stock, if, and only if, the sole consideration to be received by the holders of the Common Stock is cash, including any contingent cash, and/or securities all of which are listed on the New York or American Stock Exchange, the Nasdaq Stock Market or the OTC Bulletin Board. Securities issued in the Specified Merger shall be valued at the average closing price thereof on the principal stock exchange or market on which the securities are listed for the five-day period ending the day prior to the effective date of the Specified Merger. Payment to the holder of this Warrant with respect to any such securities shall be payable in either cash or in such securities (valued as herein provided), as the Company shall determine. If, in a Specified Merger, the value of the consideration payable with respect to one share of Common Stock is less than the Exercise Price, no payment shall be made to the holder of this Warrant, and this Warrant shall terminate.

(j)  REGISTRATION PURSUANT TO THE SECURITIES ACT OF 1933.

(1)  This Warrant was initially issued in connection with a securities purchase agreement dated September 15, 2006, between the Company and Barron Partners LP. The Company agrees to use its commercially reasonable efforts to include the Warrant Shares in the first registration statement filed by the Company with respect to the Common Stock issuable upon conversion or exercise of the securities issued pursuant to such agreement; provided, however, that the Company is not granting the Holder any rights not expressly set forth in this Section (j).

(2)  The following provision of this Section (j) shall also be applicable:

(A)  The Company shall bear the entire cost and expense of any registration made pursuant to Section (j)(1) of this Warrant; provided, however, bear the fees of his own counsel and accountants and any transfer taxes or underwriting or brokers’ discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

(B)  The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any such holder any Warrant Shares each other person, if any, who controls such holder or underwriter, and their respective directors, officers, partners, agents and affiliates from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), which are collectively referred to as “Losses,” arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company contained in the registration statement, or any amendment thereof, or in any preliminary prospectus or the prospectus, or any amendment thereof or supplement thereto, or in any blue sky application or other document executed by the Company specifically for that purpose (or based upon written information furnished by the Company) filed in any state or other jurisdiction in order to qualify any of the Warrant Shares under the securities laws thereof (any such application, document or information being referred to as a “Blue Sky Application”); or (ii) the omission or alleged omission to state in any such registration statement, preliminary prospectus or prospectus, or amendment thereof or supplement thereto, or Blue Sky Application a material fact required to be stated therein or necessary to make the statements made therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of any holder specifically for use in connection with the preparation thereof, and further provided, however, that the foregoing indemnity with respect to any untrue statement, alleged untrue statement, omission, or alleged omission contained in any preliminary prospectus shall not inure to the benefit of any holder from whom the person asserting any such loss, claims, damage, liability or action purchased any of the securities that are the subject thereof (or to the benefit of any person who controls such holder or other person), if a copy of the prospectus was not delivered to such person with or prior to the written confirmation of the sale of such security to such person. The indemnify provided for in this Section (j)(2)(B) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Warrant Shares by the indemnified party. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

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(C)  In connection with any registration statement filed by the Company pursuant to this Section (j) in which a holder has registered for sale Warrant Shares, the holder shall, and by acceptance of this Warrant, agrees to, indemnify and hold harmless the Company and each of its directors, officers, employees and agents, each underwriter and each other person, if any, who controls the Company, the underwriter and each other seller and such underwriter’s and such seller’s directors, officers, stockholders, partners, employees, agents and affiliates from and against any and all Losses to which they or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or any amendment thereof, or in any preliminary prospectus or the prospectus, or any amendment thereof or supplement thereto, or in a Blue Sky Application, or (ii) the omission or the alleged omission to state in any such registration statement, preliminary prospectus or prospectus, amendment thereof or supplement thereto, or Blue Sky Application a material fact required to be stated therein or necessary to make the statements made therein not misleading, in each case to the extent, but only to the extent, that the same was made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action. The indemnify provided for in this Section (j)(2)(C) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Warrant Shares by the indemnified party. This indemnity agreement will be in addition to any liability that the holder may otherwise have.

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(D)  Within five (5) days after receipt by an indemnified party under Section (j)(2)(B) or (C) of this Warrant of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under either of such sections, notify the indemnifying party in writing of the commencement thereof; the failure so to notify the indemnifying party shall relieve the indemnifying party from any liability under this Section (j)(2) as to the particular item for which indemnification is then being sought, unless such indemnifying party has otherwise received actual notice of the action at least thirty (30) days before any answer or response is required by the indemnifying party in its defense of such action, but will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section (j)(2). If any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties agree, or (ii) in the opinion of counsel for the indemnifying parties, representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct because of actual or potential conflicting interests between them, then the indemnified party or parties shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action. The indemnifying party will not be liable to such indemnified party under this Section (j)(2)(D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (x) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in each jurisdiction which counsel is approved by indemnified parties (whether pursuant to this Warrant, or other Warrants issued by the Company or other agreements if the claim relates to the same or similar allegations) holding a majority of the shares as to which indemnification is claimed), (ii) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall an indemnifying party be liable under this Section (j)(2)(D) for any settlement, effected without its written consent, which consent shall not be unreasonably withheld, of any claim or action against an indemnified party.

(E)  If the indemnification provided for in this Section (j) shall for any reason be unavailable to an indemnified party under Section (j)(2)(B) or (C) of this Warrant in respect of any Losses, then, in lieu of the amount paid or payable under said Section (j)(2)(B) or (C), the indemnified party and the indemnifying party under said Section (j)(2)(B) or (C) shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Warrant Shares covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Warrant Shares; provided, that, for purposes of this clause (ii), the relative benefits received by any prospective sellers shall be deemed not to exceed (and the amount to be contributed by any prospective seller shall not exceed) the amount received by such seller. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the holders of Warrant Shares to contribute as provided in this Section (j)(2)(E) are several in proportion to the relative value of their respective Warrant Shares covered by such registration statement and not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Losses effected without such person’s consent.

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(F)  Neither the giving of any notice by any holder nor the making of any request for prospectuses shall impose any upon any holder making such request any obligation to sell any Warrant Shares or exercise any Warrants.

(G)  In connection with any registration statement filed pursuant to this Section (j), the Company shall supply prospectuses and qualify the Warrant Shares for sale in such states as the Company is otherwise qualifying shares of Common Stock being registered thereunder, provided, that the Company shall not be required to qualify or register the Warrant Shares in any jurisdiction where such qualification or registration would require the Company to submit generally to the jurisdiction of such state.

(3)  As a condition to the inclusion of the Warrant Shares of the holder of this Warrant, in any registration statement pursuant to this Section (j), the holder shall:

(A)  furnish the information and indemnification as set forth in this Section (j), together with any additional information which the Company may request in order to enable it to file the registration statement and update such information immediately upon the occurrence of any events or condition which make the information concerning the holder inaccurate in any material respect;

(B)  not sell any Warrant Shares pursuant to the registration statement except in the manner set forth in the registration statement;

(C)  comply with the prospectus delivery requirements and the provisions of Regulation M of the Commission pursuant to the Securities Act;

(D)  not sell or otherwise transfer or distribute any Warrant Shares if the holder possesses any material nonpublic information concerning the Company;

(E)  not sell or otherwise transfer any Warrant Shares pursuant to a registration statement upon receipt of advice from the Company that the registration statement is no longer current until the holder is advised that the Warrant Shares may be sold pursuant to the registration statement; and

(F)  agree to indemnity and confidentiality provisions and the restrictions on sale set forth in Sections (j)(2) and (j)(4) of this Warrant.

(4)  (A)The term “Excusable Reason” means the occurrence of negotiations with respect to material agreements prior to the announcement of the execution of the agreement or the termination of the negotiations and other similar material corporate events to which the Company is a party or expects to be a party if, in the reasonable judgment of the Company, disclosure of the negotiations or other event would be adverse to the best interests of the Company provided that the Company is continuing to treat such negotiations as confidential and provided further that the period during which the Company is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result of any Excusable Reason has not exceeded one hundred twenty (120) days in any twelve month period.

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(B)  Any information relating to an Excusable Reason shall be deemed to be confidential information regardless of whether it is expressly marked as confidential. Information that is or becomes available to a holder of Warrant Shares from a public source or is disclosed to a holder of Warrant Shares by a third-party source who has the right to disclose such information shall not be deemed to be confidential information for purposes of this Section (j)(4)(B). Each holder shall indemnify and hold harmless the Company, its officer, directors and counsel from and against any Losses which they may incur as a result of any breach of the provisions of this Section (j)(4)(B).

(C)  Notwithstanding any provisions of Section (j)(1) of this Warrant, the Company shall not be required to file a registration statement or take any action to cause a registration statement to become effective for an Excusable Reason, and, if the registration statement covering Warrant Shares has been declared effective, the Company shall notify the holder, and the holder shall not sell any Warrant Shares pursuant to a registration statement or otherwise as long as an Excusable Reason exists.

(5)  Nothing in this Section (j)(5) shall be construed to restrict the ability of any Selling Holder to sell Warrant Shares in a transaction which is exempt from registration pursuant to Rule 144 of the Commission pursuant to Securities Act.

(6)  The Company’s agreements with respect to Warrants or Warrant Shares in this Section (j) shall continue in effect regardless of the exercise and surrender of this Warrant.

(7)  The provisions of this Section (j) relate to the Warrant Shares, and no holder shall have any right to register or require the Company to register the Warrants.

(k)  TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

(1)  To a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act and in compliance with applicable state securities laws with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (k) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

(2)  To any person upon delivery of a prospectus then meeting the requirements of the Securities Act and state securities laws relating to such securities and the offering thereof for such sale or disposition.

Dated as of September 19, 2006

SCIENCE DYNAMICS CORPORATION

By:
Paul Burges, Chief Executive Officer

PURCHASE FORM

Dated:                                               , 20

The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing _______ shares of Common Stock and hereby makes payment of $____________ in payment of the Exercise Price therefor.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:______________________________________________________________________________
(Please typewrite or print in block letters)

Signature:___________________________________________

Social Security or Employer Identification No.________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED,_______________________________________________________
hereby sells, assigns and transfer unto
Name_________________________________________________________________________
(Please typewrite or print in block letters)
Address________________________________________________________________________

Social Security or Employer Identification No._______________________

The right to purchase Common Stock represented by this Warrant to the extent of _________shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________ attorney to transfer the same on the books of the Company with full power of substitution.

Dated:                           , 20

Signature____________________________________

Signature Medallion Guaranteed:
_________________________________________

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C-2	Warrant to Purchase **4,891,000** Shares of Common Stock

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:30 P.M. New York City time on September 19, 2011

SERIES C COMMON STOCK PURCHASE WARRANT

OF

SCIENCE DYNAMICS CORPORATION

This is to certify that, FOR VALUE RECEIVED, Dragonfly Capital Partners, LLC or registered assigns (“Holder”), is entitled to purchase, on the terms and subject to the provisions of this Warrant, from Science Dynamics Corporation, a Delaware corporation (the “Company”), four million eight hundred ninety one thousand (4,891,000) shares of the common stock, par value $.01 per share (“Common Stock”), of the Company at an exercise price per share (the “Exercise Price”) of twelve and one-half cents ($.125), during the period (the “Exercise Period”) commencing on the Availability Date, as hereinafter defined, and ending at 5:30 P.M. New York City time, on September 19, 2011; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day on which such banks are not authorized to be closed.

(a)  EXERCISE OF WARRANT.

(1) This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. Payment of the Exercise Price shall be made by wire transfer or check (subject to collection) in the amount of the Exercise Price payable to the order of the Company. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that if payment of the Exercise Price is made by check, the Company shall not issue the Common Stock until the Company has been advised by its bank that the check has cleared. The shares of Common Stock issued or issuable upon exercise of this Warrant are referred to as the “Warrant Shares.”

(2) As used in this Warrant, the term “Availability Date” shall mean shall mean the date on which a certificate of amendment to or restatement of the Company’s certificate of incorporation is filed with the Secretary of State of the State of Delaware provided that such certificate of amendment effects a one-for-ten reverse split.

(b)  RESERVATION OF SHARES. The Company hereby agrees that at all times from and after the Availability Date, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant and that it shall not, without the prior approval of the holders of a majority of the Warrants then outstanding, increase the par value of the Common Stock in a manner such that the exercise price is less than the par value.

(c)  FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. If the fraction is less than one-half (½), the fraction shall be dropped, and if the fraction is one-half (½) or more, the number of shares of Common Stock to be issued shall be rounded to the next higher integral number of shares.

(d)  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (k) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e)  RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Warrant.

(f)  ANTI-DILUTION PROVISIONS. If the Company shall, subsequent to September 19, 2006, (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision and the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant shall be proportionately adjusted to reflect such transaction. Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to this Section (f), the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted. In no event shall the Exercise Price per share be less than the par value per share, and, if any adjustment made pursuant to this Section (f) shall in an exercise price of less than the par value per share, then, in such event, the Exercise Price per share shall be the par value per share. Such adjustment shall be made successively whenever any event listed in this Section (f) shall occur.

(g)  OFFICER’S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, mail, by first class mail, a copy of such certificate to the Holder at the Holder’s address set forth in the Company’s Warrant Register.

(h)  NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least ten days prior to the date specified in the following clauses (i) and (ii), as the case may be, of this Section (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(i)  RECLASSIFICATION, REORGANIZATION OR MERGER.

(1)  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i)(1) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(2)  Notwithstanding the provisions of Section (i)(1) of this Warrant, in the event of a Specified Merger, as hereinafter defined, this Warrant, if not exercised prior to the effective time of the Specified Merger, shall, at the effective time of the Specified Merger, without any action on the part of the holder, become and be converted into the right to receive cash or securities equal to the amount determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the amount by which (x) the consideration payable with respect to one share of Common Stock in the Specified Merger exceeds (y) the Exercise Price. A Specified Merger shall mean the merger or consolidation of the Company into another corporation or entity or the sale by the Company of all or substantially all of its business and assets in a transaction in which the net proceeds or other consideration from such sale are distributed to the Company’s stockholders in liquidation of their shares of Common Stock, if, and only if, the sole consideration to be received by the holders of the Common Stock is cash, including any contingent cash, and/or securities all of which are listed on the New York or American Stock Exchange, the Nasdaq Stock Market or the OTC Bulletin Board. Securities issued in the Specified Merger shall be valued at the average closing price thereof on the principal stock exchange or market on which the securities are listed for the five-day period ending the day prior to the effective date of the Specified Merger. Payment to the holder of this Warrant with respect to any such securities shall be payable in either cash or in such securities (valued as herein provided), as the Company shall determine. If, in a Specified Merger, the value of the consideration payable with respect to one share of Common Stock is less than the Exercise Price, no payment shall be made to the holder of this Warrant, and this Warrant shall terminate.

(j)  REGISTRATION PURSUANT TO THE SECURITIES ACT OF 1933.

(1)  This Warrant was initially issued in connection with a securities purchase agreement dated September 15, 2006, between the Company and Barron Partners LP. The Company agrees to use its commercially reasonable efforts to include the Warrant Shares in the first registration statement filed by the Company with respect to the Common Stock issuable upon conversion or exercise of the securities issued pursuant to such agreement; provided, however, that the Company is not granting the Holder any rights not expressly set forth in this Section (j).

(2)  The following provision of this Section (j) shall also be applicable:

(A)  The Company shall bear the entire cost and expense of any registration made pursuant to Section (j)(1) of this Warrant; provided, however, bear the fees of his own counsel and accountants and any transfer taxes or underwriting or brokers’ discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

(B)  The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any such holder any Warrant Shares each other person, if any, who controls such holder or underwriter, and their respective directors, officers, partners, agents and affiliates from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), which are collectively referred to as “Losses,” arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company contained in the registration statement, or any amendment thereof, or in any preliminary prospectus or the prospectus, or any amendment thereof or supplement thereto, or in any blue sky application or other document executed by the Company specifically for that purpose (or based upon written information furnished by the Company) filed in any state or other jurisdiction in order to qualify any of the Warrant Shares under the securities laws thereof (any such application, document or information being referred to as a “Blue Sky Application”); or (ii) the omission or alleged omission to state in any such registration statement, preliminary prospectus or prospectus, or amendment thereof or supplement thereto, or Blue Sky Application a material fact required to be stated therein or necessary to make the statements made therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of any holder specifically for use in connection with the preparation thereof, and further provided, however, that the foregoing indemnity with respect to any untrue statement, alleged untrue statement, omission, or alleged omission contained in any preliminary prospectus shall not inure to the benefit of any holder from whom the person asserting any such loss, claims, damage, liability or action purchased any of the securities that are the subject thereof (or to the benefit of any person who controls such holder or other person), if a copy of the prospectus was not delivered to such person with or prior to the written confirmation of the sale of such security to such person. The indemnify provided for in this Section (j)(2)(B) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Warrant Shares by the indemnified party. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(C)  In connection with any registration statement filed by the Company pursuant to this Section (j) in which a holder has registered for sale Warrant Shares, the holder shall, and by acceptance of this Warrant, agrees to, indemnify and hold harmless the Company and each of its directors, officers, employees and agents, each underwriter and each other person, if any, who controls the Company, the underwriter and each other seller and such underwriter’s and such seller’s directors, officers, stockholders, partners, employees, agents and affiliates from and against any and all Losses to which they or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or any amendment thereof, or in any preliminary prospectus or the prospectus, or any amendment thereof or supplement thereto, or in a Blue Sky Application, or (ii) the omission or the alleged omission to state in any such registration statement, preliminary prospectus or prospectus, amendment thereof or supplement thereto, or Blue Sky Application a material fact required to be stated therein or necessary to make the statements made therein not misleading, in each case to the extent, but only to the extent, that the same was made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action. The indemnify provided for in this Section (j)(2)(C) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Warrant Shares by the indemnified party. This indemnity agreement will be in addition to any liability that the holder may otherwise have.

(D)  Within five (5) days after receipt by an indemnified party under Section (j)(2)(B) or (C) of this Warrant of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under either of such sections, notify the indemnifying party in writing of the commencement thereof; the failure so to notify the indemnifying party shall relieve the indemnifying party from any liability under this Section (j)(2) as to the particular item for which indemnification is then being sought, unless such indemnifying party has otherwise received actual notice of the action at least thirty (30) days before any answer or response is required by the indemnifying party in its defense of such action, but will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section (j)(2). If any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties agree, or (ii) in the opinion of counsel for the indemnifying parties, representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct because of actual or potential conflicting interests between them, then the indemnified party or parties shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action. The indemnifying party will not be liable to such indemnified party under this Section (j)(2)(D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (x) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in each jurisdiction which counsel is approved by indemnified parties (whether pursuant to this Warrant, or other Warrants issued by the Company or other agreements if the claim relates to the same or similar allegations) holding a majority of the shares as to which indemnification is claimed), (ii) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall an indemnifying party be liable under this Section (j)(2)(D) for any settlement, effected without its written consent, which consent shall not be unreasonably withheld, of any claim or action against an indemnified party.

(E)  If the indemnification provided for in this Section (j) shall for any reason be unavailable to an indemnified party under Section (j)(2)(B) or (C) of this Warrant in respect of any Losses, then, in lieu of the amount paid or payable under said Section (j)(2)(B) or (C), the indemnified party and the indemnifying party under said Section (j)(2)(B) or (C) shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Warrant Shares covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Warrant Shares; provided, that, for purposes of this clause (ii), the relative benefits received by any prospective sellers shall be deemed not to exceed (and the amount to be contributed by any prospective seller shall not exceed) the amount received by such seller. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the holders of Warrant Shares to contribute as provided in this Section (j)(2)(E) are several in proportion to the relative value of their respective Warrant Shares covered by such registration statement and not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Losses effected without such person’s consent.

(F)  Neither the giving of any notice by any holder nor the making of any request for prospectuses shall impose any upon any holder making such request any obligation to sell any Warrant Shares or exercise any Warrants.

(G)  In connection with any registration statement filed pursuant to this Section (j), the Company shall supply prospectuses and qualify the Warrant Shares for sale in such states as the Company is otherwise qualifying shares of Common Stock being registered thereunder, provided, that the Company shall not be required to qualify or register the Warrant Shares in any jurisdiction where such qualification or registration would require the Company to submit generally to the jurisdiction of such state.

(3)  As a condition to the inclusion of the Warrant Shares of the holder of this Warrant, in any registration statement pursuant to this Section (j), the holder shall:

(A)  furnish the information and indemnification as set forth in this Section (j), together with any additional information which the Company may request in order to enable it to file the registration statement and update such information immediately upon the occurrence of any events or condition which make the information concerning the holder inaccurate in any material respect;

(B)  not sell any Warrant Shares pursuant to the registration statement except in the manner set forth in the registration statement;

(C)  comply with the prospectus delivery requirements and the provisions of Regulation M of the Commission pursuant to the Securities Act;

(D)  not sell or otherwise transfer or distribute any Warrant Shares if the holder possesses any material nonpublic information concerning the Company;

(E)  not sell or otherwise transfer any Warrant Shares pursuant to a registration statement upon receipt of advice from the Company that the registration statement is no longer current until the holder is advised that the Warrant Shares may be sold pursuant to the registration statement; and

(F)  agree to indemnity and confidentiality provisions and the restrictions on sale set forth in Sections (j)(2) and (j)(4) of this Warrant.

(4)  (A)The term “Excusable Reason” means the occurrence of negotiations with respect to material agreements prior to the announcement of the execution of the agreement or the termination of the negotiations and other similar material corporate events to which the Company is a party or expects to be a party if, in the reasonable judgment of the Company, disclosure of the negotiations or other event would be adverse to the best interests of the Company provided that the Company is continuing to treat such negotiations as confidential and provided further that the period during which the Company is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result of any Excusable Reason has not exceeded one hundred twenty (120) days in any twelve month period.

(B)  Any information relating to an Excusable Reason shall be deemed to be confidential information regardless of whether it is expressly marked as confidential. Information that is or becomes available to a holder of Warrant Shares from a public source or is disclosed to a holder of Warrant Shares by a third-party source who has the right to disclose such information shall not be deemed to be confidential information for purposes of this Section (j)(4)(B). Each holder shall indemnify and hold harmless the Company, its officer, directors and counsel from and against any Losses which they may incur as a result of any breach of the provisions of this Section (j)(4)(B).

(C)  Notwithstanding any provisions of Section (j)(1) of this Warrant, the Company shall not be required to file a registration statement or take any action to cause a registration statement to become effective for an Excusable Reason, and, if the registration statement covering Warrant Shares has been declared effective, the Company shall notify the holder, and the holder shall not sell any Warrant Shares pursuant to a registration statement or otherwise as long as an Excusable Reason exists.

(5)  Nothing in this Section (j)(5) shall be construed to restrict the ability of any Selling Holder to sell Warrant Shares in a transaction which is exempt from registration pursuant to Rule 144 of the Commission pursuant to Securities Act.

(6)  The Company’s agreements with respect to Warrants or Warrant Shares in this Section (j) shall continue in effect regardless of the exercise and surrender of this Warrant.

(7)  The provisions of this Section (j) relate to the Warrant Shares, and no holder shall have any right to register or require the Company to register the Warrants.

(k)  TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

(1)  To a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act and in compliance with applicable state securities laws with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (k) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

(2)  To any person upon delivery of a prospectus then meeting the requirements of the Securities Act and state securities laws relating to such securities and the offering thereof for such sale or disposition.

Dated as of September 19, 2006

SCIENCE DYNAMICS CORPORATION

By:
Paul Burges, Chief Executive Officer

PURCHASE FORM

Dated:                                  , 20

The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing _______ shares of Common Stock and hereby makes payment of $____________ in payment of the Exercise Price therefor.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:______________________________________________________________________________
(Please typewrite or print in block letters)

Signature:___________________________________________

Social Security or Employer Identification No.________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED,_______________________________________________________
hereby sells, assigns and transfer unto
Name_________________________________________________________________________
(Please typewrite or print in block letters)
Address________________________________________________________________________

Social Security or Employer Identification No._______________________

The right to purchase Common Stock represented by this Warrant to the extent of _________shares as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________ attorney to transfer the same on the books of the Company with full power of substitution.

Dated:                               , 20

Signature____________________________________

Signature Medallion Guaranteed:

_________________________________________